UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): March 2, 2018

                              ADVANTEGO CORPORATION
                              ---------------------
             (Exact name of Registrant as specified in its charter)

       Colorado                   0-23726                   84-1116515
---------------------        -------------------      ------------------------
(State or other jurisdiction (Commission File No.)        (IRS Employer
     of incorporation)                                  Identification No.)

             3802 East Florida Ave., Suite 400, Denver, CO 80210
             ---------------------------------------------------
         (Address of principal executive offices, including Zip Code)

      Registrant's telephone number, including area code: (949) 627-8977


         (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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Item 1.01.  Entry Into a Material Definitive Agreement.

     On March 2, 2018 the Company borrowed $301,875 from Carebourn Capital, L.P.. Net proceeds to the Company, after deduction for original issue discount and legal diligence fees, were $250,000. The loan is unsecured, bears interest at 12% per year and is due and payable on March 2, 2019.

     At any time after April 2, 2018 Carebourn Capital may convert the unpaid principal amount of the loan into shares of the Company's common stock. The number of shares to be issued upon conversion will be determined by dividing the amount of the loan to be converted by the Conversion Price. The Conversion Price is 58% of the Market Price of the Company's common stock. The Market Price is the lowest trading price for the Company's common stock during the twenty-five trading day period ending on the latest complete trading day prior to the conversion date.

Item  2.03. Creation of a Direct Financial Obligation or an Obligation
            under an Off-Balance Sheet Arrangement of a Registrant.

     See Item 1.01 of this report.

Item 3.02.  Unregistered Sales of Equity Securities.

     See Item 1.01 of this report.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of with respect to the issuance of the securities described in
Item 1.01 of this report. The person who acquired these securities was a sophisticated investor and was provided full information regarding the Company. There was no general solicitation in connection with the offer or sale of the securities. The person who acquired these securities acquired them for its own account. The certificate representing these securities bears a restricted legend providing that it cannot be sold except pursuant to an effective registration statement or an exemption from registration.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ADVANTEGO CORPORATION


Dated:  March 8, 2018                 By: /s/ Robert Ferguson
                                          -------------------------------
                                          Robert Ferguson
                                          Chief Executive Officer